Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of March 19, 2015 (this “Agreement”), by and among WABASH NATIONAL CORPORATION (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”), each Lender and Additional Refinancing Lender party or consenting hereto, and each of the other Credit Parties party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement (as amended by that certain Amendment No. 1 to Credit Agreement dated as of April 25, 2013, by and among the Borrower, each lender and each additional refinancing lender party or consenting thereto and MSSF, as administrative agent, and as further amended, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, the “Credit Agreement”; capitalized terms used but not defined herein having the meanings set forth in the Credit Agreement), dated as of May 8, 2012, among Wabash National Corporation, as the Borrower, the Lenders party thereto, and MSSF, as Administrative Agent;

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting the establishment of Refinancing Loan Commitments pursuant to Section 3.2 of the Credit Agreement to refinance in full the outstanding Tranche B-1 Loans;

WHEREAS, pursuant to Section 3.2 of the Credit Agreement, the Borrower may obtain Refinancing Loan Commitments in respect of Refinancing Loans by, among other things, entering into one or more Refinancing Amendments in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders and Additional Refinancing Lenders set forth on Schedule I hereto fund Refinancing Loans in an aggregate principal amount of $192,845,000 (the “Tranche B-2 Loans”; the Refinancing Loan Commitments relating thereto, the “Tranche B-2 Commitments”; and the Lenders and Additional Refinancing Lenders with Tranche B-2 Commitments and any permitted assignees thereof, the “Tranche B-2 Lenders”), which will be available on the Effective Date (as defined below) to refinance all outstanding Tranche B-1 Loans;

WHEREAS, upon the Effective Date, each Tranche B-2 Lender shall have the Tranche B-2 Commitment set forth opposite its name on Schedule I hereto;

WHEREAS, Wells Fargo Securities, LLC and MSSF will act as joint lead arrangers and joint bookrunners for this Agreement, the Tranche B-2 Commitments and the Tranche B-2 Loans; and

WHEREAS, contemporaneously with the effectiveness of the Tranche B-2 Commitments, the Borrower wishes to make certain amendments to the Credit Agreement to provide for the incurrence of the Tranche B-2 Loans and the other modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

1.	Credit Document Amendments. The Credit Documents are hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“Additional Refinancing Indebtedness” shall have the meaning specified in clause (u) of the definition of “Permitted Indebtedness”.

“Amendment No. 2” shall mean Amendment No. 2 to this Agreement, dated as of March 19, 2015, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“Amendment No. 2 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 2.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Liquidity” shall mean, as of any date, the sum of (a) all Unrestricted Cash of the Borrower and its Subsidiaries on such date plus (b) the amount available and permitted to be drawn under the Revolving Credit Agreement on such date minus (c) the amount necessary to fully redeem the Permitted Convertible Notes on such date.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.

“Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any Sanctions (including, without limitation, Cuba, Iran, North Korea, Republic of Sudan (i.e., North Sudan) and Syria).

“Tranche B-2 Loan” shall have the meaning specified in Amendment No. 2.

“Tranche B-2 Loan Maturity Date” shall have the meaning specified in Amendment No. 2.

(b)	The definition of “Permitted Indebtedness” in Section 1.1 of the Credit Agreement is amended by:

(i)	replacing clause (q) therein in its entirety with the following:

“(q)       (i) Indebtedness under the Revolving Indebtedness Documents in an aggregate principal amount not to exceed at any time outstanding the greater of (A) $200,000,000 and (B) the Borrowing Base (as defined in the Revolving Credit Agreement and without giving effect to any subsequent amendments or modifications of such definition on or after the Amendment No. 2 Effective Date) and (ii) the amount of obligations in respect of (A) Hedge Obligations and (B) Bank Product Obligations (in the case of each of the foregoing clauses (A) and (B), as defined in the Revolving Credit Agreement) at any time outstanding, in each case and, in respect of clauses (i) and (ii), any Permitted Refinancing Indebtedness in respect thereof,”;

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(ii)	deleting the word “and” at the end of clause (s) therein;

(iii)	adding the word “and” at the end of clause (t) therein; and

(iv)	adding the following new clause (u) at the end of such Section:

“(u) Indebtedness of the Borrower to prepay, redeem, defease or repurchase the Permitted Convertible Notes and any Permitted Refinancing Indebtedness in respect thereof in an aggregate principal amount not to exceed (i) $75,000,000 minus the aggregate principal amount of all Incremental Loans and Revolver Increases (as defined in the Revolving Credit Agreement) incurred prior to the date of calculation plus (ii) such additional amount which, on a pro forma basis after giving effect to the incurrence of such Indebtedness under this clause (ii), would not cause the Senior Secured Leverage Ratio (without giving effect to the netting of the proceeds thereof) to exceed 3.00 to 1.00; provided that (x) such Indebtedness has a final maturity date at least 91 days after the Latest Maturity Date and (y) no Default or Event of Default has occurred and is continuing or would result therefrom (“Additional Refinancing Indebtedness”).”

(c)	The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is amended by deleting the word “and” at the end of clause (u) therein, adding the word “and” at the end of clause (v) therein, and adding the following new clause (w) at the end of such Section:

“(w)       Liens on the Collateral securing Additional Refinancing Indebtedness; provided that any such Liens (i) rank no higher than pari passu with the Liens on the Collateral securing the Obligations, (ii) do not encumber any property or assets of the Borrower or any Subsidiary other than the Collateral and (iii) are subject to the Intercreditor Agreement and, to the extent not addressed in the Intercreditor Agreement, another intercreditor agreement in form an substance reasonably acceptable to the Administrative Agent.”

(d)	The definition of “Sanctioned Entity” in Section 1.1 of the Credit Agreement is deleted in its entity.

(e)	The definition of “Sanctioned Person” in Section 1.1 of the Credit Agreement is amended and restated in its entirety with the following:

“‘Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b).”

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(f)	Exhibit A to the Credit Agreement is amended by (i) deleting Section 5 thereof in its entirety and replacing it with the following: “[Reserved]” and (ii) replacing Attachment 4 thereto in its entirety with the following: “[Reserved]”.

(g)	Section 2.15(a) of the Credit Agreement is amended by:

(i)	replacing each reference to “Tranche B-1 Loans” therein with “Tranche B-2 Loans”;

(ii)	replacing the reference to “Tranche B-1 Loan Maturity Date” with “Tranche B-2 Loan Maturity Date”; and

(iii)	replacing the first sentence of clause (a) therein in its entirety with the following:

“The Borrower may by written notice to the Administrative Agent elect to request, prior to the Latest Maturity Date, additional term loans hereunder (any such additional term loans, the “Incremental Loans” and the commitments therefor, the “Incremental Commitments”) in an aggregate principal amount for all such additional term loans not to exceed the sum of (x) $75,000,000 less the aggregate principal amount of all Revolver Increases (as defined in the Revolving Credit Agreement) less the aggregate principal amount of Indebtedness incurred pursuant to clause (i) of the definition of “Additional Refinancing Indebtedness”, plus (y) such additional amount which, on a pro forma basis after giving effect to the incurrence of such Incremental Loans under this clause (y), would not cause the Senior Secured Leverage Ratio (without giving effect to the netting of proceeds thereof) to exceed 3.00 to 1.00; provided that the incurrence of any such Incremental Loans is permitted pursuant to the terms of the Revolving Indebtedness Documents. Any Incremental Loans incurred on any Incremental Closing Date shall, unless otherwise approved by the Administrative Agent, be in a minimum amount equal to $10,000,000 or any integral multiple of $5,000,000 in excess thereof.”

(h)	Section 8.23 of the Credit Agreement is amended in its entirety as follows:

“8.23   Sanctions. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers, employees or affiliates, or (b) to the knowledge of the Borrower, any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby is a Sanctioned Person or currently the subject or target of any Sanctions.”

(i)	Section 10.7 of the Credit Agreement is amended by adding a new sub-clause (C) to clause (a)(i) thereof as follows:

“or (C) with respect to the Permitted Convertible Notes or any Permitted Refinancing Indebtedness in respect thereof, (1) with the proceeds of Additional Refinancing Indebtedness or (2) otherwise, so long as on a pro forma basis after giving effect to such redemption, prepayment, defeasance, purchase or repayment, (x) the Senior Secured Leverage Ratio (without giving effect to the netting of the proceeds thereof) would not exceed 3.25 to 1.00, (y) the aggregate amount of Unrestricted Cash plus amounts that are available and permitted to be drawn under the Revolving Credit Agreement is not less than $125,000,000 and (z) no Default or Event of Default exists or result therefrom”

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(j)	Section 10.13 of the Credit Agreement is amended by adding the following sentence at the end of such Section:

“The Borrower will not request any Loan, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country except as permissible under applicable Sanctions, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

(k)	Section 10.15 of the Credit Agreement is amended and restated in its entirety as follows: “[Reserved].”

(l)	Section 13.6(b)(i)(A) of the Credit Agreement is amended by (i) replacing the reference to “Amendment No. 1 Effective Date” with “Amendment No. 2 Effective Date” and (ii) replacing the reference to “Tranche B-1 Loans” with “Tranche B-2 Loans”.

2.	New Term Loans. Subject to the terms and conditions set forth herein, each Tranche B-2 Lender severally agrees to make Tranche B-2 Loans to the Borrower in a single borrowing on the Effective Date in the amount of its Tranche B-2 Commitment. Pursuant to Section 3.2 of the Credit Agreement, the Tranche B-2 Loans shall constitute a separate Class of Loans and shall have the following terms:

(a)	Applicable Margin. The ABR Margin with respect to the Tranche B-2 Loans shall mean a percentage per annum equal to 2.25%. The Eurodollar Margin with respect to the Tranche B-2 Loans shall mean a percentage per annum equal to 3.25%.

(b)	Eurodollar Rate Floor. With respect to the Tranche B-2 Loans, the interest rate in clause (ii) of the definition of “Eurodollar Rate” shall remain “1.00% per annum”.

(c)	ABR Floor. With respect to the Tranche B-2 Loans, the interest rate in the proviso to the definition of “ABR” shall remain “2.00% per annum”.

(d)	Mandatory Prepayments. The Tranche B-2 Loans shall be subject to mandatory prepayments as set forth in Section 5.2 of the Credit Agreement.

(e)	Optional Prepayments. The Tranche B-2 Loans may be optionally prepaid as set forth in Section 5.1 of the Credit Agreement.

(f)	Call Protection. In the event that, on or prior to the first anniversary of the Effective Date, the Borrower (x) makes any prepayment of Tranche B-2 Loans (including pursuant to Section 5.1(c) or 5.2(b) of the Credit Agreement) in connection with any Repricing Transaction or (y) effects any amendment, supplement or modification hereof or hereto resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of the Tranche B-2 Lenders, without duplication, (I) in the case of clause (x), a prepayment premium of 1.0% of the amount of the Tranche B-2 Loans being prepaid and (II) in the case of clause (y), a payment equal to 1.0% of the aggregate amount of the applicable Tranche B-2 Loans outstanding immediately prior to such amendment.

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(g)	Amortization and Maturity Date. The Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Tranche B-2 Lenders, on each date set forth below (or, if not a Business Day, the immediately preceding Business Day) (each, a “Tranche B-2 Loan Repayment Date”), a principal amount in respect of the Tranche B-2 Loans equal to (x) the outstanding principal amount of Tranche B-2 Loans on the Effective Date multiplied by (y) the percentage set forth below opposite such Tranche B-2 Loan Repayment Date (each, a “Tranche B-2 Loan Repayment Amount”), as each such Tranche B-2 Loan Repayment Amount may be reduced pursuant to the other terms hereof and the Credit Agreement:

Date	Tranche B-2 Loan Repayment Amount
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
September 30, 2020	0.25%
December 31, 2020	0.25%
March 31, 2021	0.25%
June 30, 2021	0.25%
September 30, 2021	0.25%
December 31, 2021	0.25%
Tranche B-2 Loan Maturity Date	Remaining outstanding amounts

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To the extent not previously paid, all Tranche B-2 Loans shall be due and payable on the Tranche B-2 Loan Maturity Date.

The “Tranche B-2 Loan Maturity Date” shall mean March 19, 2022 or, if such date is not a Business Day, the immediately preceding Business Day; provided that if the Permitted Convertible Notes (and any Permitted Refinancing Indebtedness in respect thereof) are not converted, redeemed, repurchased or refinanced in full on or before the date that is 91 days prior to the maturity date of the Permitted Convertible Notes pursuant to one or more transactions permitted under the Credit Agreement, such that the maturity date in respect of the Permitted Convertible Notes (and any Permitted Refinancing Indebtedness in respect thereof) is not at least 91 days after the Tranche B-2 Loan Maturity Date, the Tranche B-2 Loan Maturity Date shall be the date that is 91 days prior to the maturity date of the Permitted Convertible Notes or, if such date is not a Business Day, the immediately preceding Business Day (such date, the “Springing Maturity Date”); provided further, that no Springing Maturity Date shall be deemed to occur if on the Springing Maturity Date and at all times following the Springing Maturity Date until the Permitted Convertible Notes (and any Permitted Refinancing Indebtedness in respect thereof, the maturity date of which is not at least 91 days after the Tranche B-2 Loan Maturity Date) are converted, redeemed, repurchased or refinanced in full, the Borrower maintains Liquidity of not less than $125,000,000.

(h)	Termination of Commitments. The Tranche B-2 Commitments shall terminate at the earlier of (i) funding of Tranche B-2 Loans and (ii) 5:00 p.m. (New York City time) on the Effective Date.

(i)	Credit Agreement Governs. Except as set forth in this Agreement, the Tranche B-2 Loans shall have identical terms as the Tranche B-1 Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights or obligations of the Lenders, of the Credit Agreement and the other Credit Documents, each reference to a “Loan” in the Credit Agreement shall be deemed to include the Tranche B-2 Loans, each reference to a “Commitment” in the Credit Agreement shall be deemed to include the Tranche B-2 Commitments and other related terms will have correlative meanings mutatis mutandis.

3.	Refinancing Amendment. In each case for all purposes of the Credit Agreement and each of the other Credit Documents, (a) this Amendment shall constitute a “Refinancing Amendment”, (b) the Tranche B-2 Loans shall constitute “Refinancing Loans” and “Credit Agreement Refinancing Indebtedness”, (c) the Lenders’ Tranche B-2 Commitments in respect of the Tranche B-2 Loans shall constitute “Refinancing Loan Commitments”, (d) the Tranche B-2 Lenders shall constitute “Refinancing Lenders” and “Lenders” and (e) the Tranche B-2 Loan Maturity Date shall constitute the “Refinancing Loan Maturity Date” for the Tranche B-2 Loans.

4.	Conditions to Effectiveness.

(a)	This Agreement shall become effective on the first date (the “Effective Date”), when, and only when, each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(i)	this Agreement shall have been executed and delivered by the Borrower, the other Credit Parties, each Tranche B-2 Lender and the Administrative Agent;

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(ii)	the Administrative Agent shall have received a certificate of each Credit Party dated as of the Effective Date signed by an Authorized Officer of such Credit Party (i) (A) certifying and attaching the resolutions or similar consents adopted by such Credit Party approving or consenting to the Tranche B-2 Loans, (B) certifying that the certificate or articles of incorporation or formation and by-laws or operating (or limited liability company) agreement of such Credit Party either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of such Credit Party and (ii) in the case of the Borrower, certifying as to the matters set forth in clauses (v), (vi) and (vii) below;

(iii)	(A) all fees and out-of-pocket expenses required to be paid or reimbursed by the Borrower in connection with this Agreement shall have been paid or reimbursed and (B) all accrued interest and fees in respect of the Tranche B-1 Loans outstanding immediately prior to effectiveness of this Agreement shall have been paid;

(iv)	the Administrative Agent shall have received an opinion of Hogan Lovells US LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(v)	both immediately before and after giving effect to the Effective Date and the incurrence of the Tranche B-2 Loans thereon, all representations and warranties made by each Credit Party contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date);

(vi)	the representations and warranties in Section 5 of this Agreement shall be true and correct in all material respects as of the Effective Date;

(vii)	no Default or Event of Default shall exist on the Effective Date before or after giving effect to the effectiveness hereof and the incurrence of the Tranche B-2 Loans;

(viii)	The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Real Property Collateral (together with, to the extent applicable, a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Credit Party relating thereto).

(ix)	The Administrative Agent shall have received (A) a Notice of Borrowing/Continuation with respect to the Tranche B-2 Loans setting forth the information specified in Section 2.3(a) of the Credit Agreement and (B) a notice of prepayment with respect to the prepayment of the Tranche B-1 Loans required to be made pursuant to Section 5.1(a) of the Credit Agreement.

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(x)	The Lenders shall have received on or prior to the Effective Date, all documentation and other information reasonably requested by them in writing at least three (3) Business Days prior to the Effective Date in order to allow the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(b)	On the Effective Date, upon the satisfaction of the conditions set forth in Section 4(a) hereof, the outstanding amount of Tranche B-1 Loans shall be refinanced in full by the Tranche B-2 Loans.

5.	Representations and Warranties. By its execution of this Agreement, each Credit Party hereby represents and warrants that:

(a)	such Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(b)	such Credit Party has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity; and

(c)	neither the execution, delivery or performance by such Credit Party of this Agreement nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby will (a) contravene any material provision of any applicable law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Subsidiaries (other than Permitted Liens) pursuant to the terms of any Material Contract of any Credit Party or its Subsidiaries other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other Organizational Document of such Credit Party or any of its Subsidiaries.

6.	Use of Proceeds. The Borrower covenants and agrees that it will use the proceeds of the Tranche B-2 Loans to refinance the aggregate principal amount of Tranche B-1 Loans outstanding on the Effective Date and to pay any interest, fees and/or expenses related thereto.

7.	Waiver of Notice. By its execution of this Agreement, each Tranche B-2 Lender hereby waives (a) the requirement in Section 3.2 of the Credit Agreement that Refinancing Loan Commitments be in integral multiples of $10,000,000 and (b) the requirement in Section 2.2 of the Credit Agreement that Borrowings of the Tranche B-2 Loans be in integral multiples of $500,000.

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8.	Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Credit Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Credit Agreement, this Agreement or in any other Credit Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted by such Credit Party in favor of the Secured Parties pursuant to the Credit Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Credit Agreement and the other Credit Documents as and to the extent provided in the Credit Documents.

9.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 13.1 of the Credit Agreement.

10.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Agreement is a Credit Document. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Credit Documents shall, to the extent not paid on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Credit Documents until paid in accordance therewith.

11.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 13.13 AND 13.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

12.	Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

WABASH NATIONAL CORPORATION,
as the Borrower

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Senior Vice President and Chief Financial Officer

Wabash National Corporation

Signature Page to Amendment No. 2 to Term Loan Credit Agreement

WABASH NATIONAL, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

WABASH WOOD PRODUCTS, INC., (f/k/a WNC Cloud Merger Sub, Inc.),
an Arkansas corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Vice President and Treasurer

TRANSCRAFT CORPORATION,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Vice President and Treasurer

WABASH NATIONAL TRAILER CENTERS, INC.,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

Wabash National Corporation

Signature Page to Amendment No. 2 to Term Loan Credit Agreement

CLOUD OAK FLOORING COMPANY, INC.,
an Arkansas corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Vice President and Treasurer

CONTINENTAL TRANSIT CORPORATION,
an Indiana corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

FTSI DISTRIBUTION COMPANY, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

NATIONAL TRAILER FUNDING, L.L.C.,
a Delaware limited liability company

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

Wabash National Corporation

Signature Page to Amendment No. 2 to Term Loan Credit Agreement

WABASH NATIONAL MANUFACTURING, L.P., (f/k/a Wabash National Lease Receivables, L.P.), a Delaware limited partnership

By:	Wabash National Corporation,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Senior Vice President and Chief Financial Officer

WABASH NATIONAL SERVICES, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

WALKER GROUP HOLDINGS LLC,
a Texas limited liability company

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

Wabash National Corporation

Signature Page to Amendment No. 2 to Term Loan Credit Agreement

BULK SOLUTIONS LLC,
a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

WALKER STAINLESS EQUIPMENT COMPANY LLC,
a Delaware limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

Wabash National Corporation

Signature Page to Amendment No. 2 to Term Loan Credit Agreement

BRENNER TANK LLC,
a Wisconsin limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

GARSITE/PROGRESS LLC,
a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

Wabash National Corporation

Signature Page to Amendment No. 2 to Term Loan Credit Agreement

BRENNER TANK SERVICES LLC,
a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

Wabash National Corporation

Signature Page to Amendment No. 2 to Term Loan Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ William Graham
	Name:	William Graham
	Title:	Authorized Signatory

Wabash National Corporation

Signature Page to Amendment No. 2 to Term Loan Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Tranche B-2 Lender

By:	/s/ James M. Stehlik
	Name:	James M. Stehlik
	Title:	Regional Vice President

Wabash National Corporation

Signature Page to Amendment No. 2 to Term Loan Credit Agreement

SCHEDULE I

Tranche B-2 Lenders and Tranche B-2 Commitments

Tranche B-2 Lender	Tranche B-2 Commitment
Wells Fargo Bank, National Association	$192,845,000.00
TOTAL	$192,845,000.00